Exhibit 10.5

AGREEMENT OF SUBORDINATION
Agreement of Subordination dated as of August 28, 2017 (this “Agreement”) by and among Goldline Acquisition Corp., a Delaware corporation (hereinafter called the “Debtor”), each of the undersigned creditors under the caption “SUBORDINATE CREDITORS” (together with their respective heirs, and permitted successors and assigns in such capacity, each, a “Subordinate Creditor” and collectively, the “Subordinate Creditors”), and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as administrative agent (together with its successors and assigns in such capacity, the “Agent”) on behalf of and for the ratable benefit of itself in such capacity, and the other Secured Parties (as defined in the Credit Agreement, as defined below). The Agent and the other Secured Parties are collectively referred to as the “Senior Creditors.”
WITNESSETH:
WHEREAS, A-Mark Precious Metals, Inc., a Delaware corporation (the “Parent”) has entered into an Uncommitted Credit Agreement dated as of March 31, 2016 (as amended, modified or supplemented from time to time, the “Credit Agreement”) with the financial institutions named therein or from time to time party thereto (collectively, the “Lenders”) and Coöperatieve Rabobank U.A., New York Branch as Administrative Agent for the Lenders; capitalized terms used herein are being used as defined in the Credit Agreement, unless otherwise defined herein;
WHEREAS, the Debtor is a wholly-owned Subsidiary of the Parent and under the terms of the Credit Agreement the Parent has agreed to restrict the ability of its Subsidiaries (including, without limitation, the Debtor) to incur Indebtedness;
WHEREAS, the Debtor has outstanding on the date hereof obligations, liabilities and indebtedness to the Subordinate Creditors evidenced by one or more promissory notes dated as of the date hereof pursuant to a credit agreement dated as of the date hereof (the “Subordinate Credit Agreement”) and agreements executed in connection therewith (as each may be amended, supplemented and otherwise modified from time to time, collectively with the Subordinate Credit Agreement (but excluding this Agreement) referred to herein as the “Subordinated Loan Documents”) (such obligations, liabilities and indebtedness and all interest heretofore or hereafter accrued thereon, and all other claims which the Subordinate Creditors now have or may hereafter have or acquire against the Debtor pursuant to the Subordinated Loan Documents are hereafter collectively called the “Subordinate Debt”); and
WHEREAS, the execution and delivery of this Agreement is required under the Credit Agreement to permit the incurrence by the Debtor of the Subordinate Debt.
NOW, THEREFORE, in order to induce the Agent and the Lenders to continue to consider requests for Credit Extensions under and pursuant to the Credit Agreement, the Debtor and each Subordinate Creditor hereby agree with the Agent for the benefit of the Senior Creditors as follows:
1.(a)    No Subordinate Debt shall be paid or purchased by or on behalf of the Debtor or any Subsidiary thereof, and no payment on account thereof shall be received, accepted or retained by any Subordinate Creditor; nor shall any Subordinate Creditor assign or grant a security interest in or otherwise transfer the Subordinate Debt to any Person (other than the Agent) or permit any Person (other than (x) for the avoidance of doubt, the Subordinated Creditors in respect of the filing of UCC financing statements naming the Debtor as the debtor therein and (y) the Agent) to file any UCC financing statement relating thereto; nor shall any Subordinate Creditor exercise any right or remedy to enforce or collect any Subordinate Debt, in each case unless and until (i) the Parent has paid and satisfied in full all of the Obligations (including, without limitation, any interest, fees and other amounts accruing after the commencement of a bankruptcy case, whether or not a claim therefor could be made by any Senior Creditor in such bankruptcy case) (such Obligations being hereinafter collectively called the “Senior Liabilities”) and (ii) all Revolving Line Portions shall have terminated and the Lenders have no further obligations to consider making Credit Extensions (the preceding clauses (i) and (ii) collectively referred to herein as the “Satisfaction of Senior Liabilities”), provided, however, that notwithstanding anything to the contrary contained herein, the Debtor will be permitted to pay, and the Subordinate Creditors will be permitted to receive and retain (x) regularly scheduled payments of interest on the Subordinate Debt (but not any prepayment or advance payment on account of such interest) and (y) payment of the principal balance of the Subordinate Debt on the scheduled maturity date thereof (but not any prepayment or advance payment on account of such principal), in each case (under clauses (x) and (y) above), so long as prior to making such payment, and after giving effect to such payment, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing and the Parent shall be in pro forma compliance with Section 7 of the Credit Agreement, provided, further, that if the Debtor shall default on payment of the principal amount of the Subordinate Debt on the scheduled maturity date thereof, so long as no Default or Event of Default shall have occurred and be continuing, the Subordinate Creditors shall be permitted to enforce their rights and remedies to enforce or collect the Subordinate Debt, subject to the terms and provisions of this Agreement.
Any payment of interest or principal on the Subordinate Debt made as permitted by this Section 1 is hereinafter called a “Permitted Payment”.

(b)    This Agreement shall be applicable before and after the filing of any proceeding by or against the Debtor of the type described in Section 8.1(h) or 8.1(i) of the Credit Agreement, and the parties agree to effect the allocative purposes of this Agreement if such proceeding occurs. All references in this Agreement to the Debtor shall be deemed to apply to the Debtor as a debtor-in-possession and to a trustee for the Debtor in any such proceeding
(c)    Until the Satisfaction of Senior Liabilities has occurred, none of the Subordinate Creditors shall (1) challenge, dispute, object to or contest the validity, enforceability, perfection or priority of the Senior Liabilities or the Agent’s first priority perfected Lien in any Collateral, or (2) challenge, dispute, object to, contest, seek to delay or interfere with any other right or remedy by any Senior Creditor (including, without limitation, any collection, sale or foreclosure of any Collateral).
(d)    Until the Satisfaction of Senior Liabilities has occurred, no Subordinate Creditor shall institute or join in the institution of any involuntary case or proceeding against the

Debtor or any Subsidiary thereof under the Bankruptcy Code or any other bankruptcy, insolvency, reorganization or similar law of any jurisdiction.
(e)    Until the Satisfaction of Senior Liabilities has occurred, no Subordinate Creditor shall (i) forgive, cancel or discharge, or permit to be converted into any evidence of equity or ownership, any of the Subordinate Debt; (ii) subordinate all or part of the Subordinate Debt to any indebtedness other than the Senior Liabilities; (iii) amend any document evidencing the Subordinate Debt (x) to change the scheduled maturity date of any portion of the Subordinate Debt to an earlier date, (y) without the prior written consent of the Agent (which consent shall not be unreasonably withheld, conditioned or delayed), in a manner which materially and adversely affects the Senior Creditors or (z) otherwise in a manner inconsistent with this Agreement; or (iv) object to the forbearance by the Senior Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral.
(f)    The Senior Creditors may at all times, in their sole discretion, exercise any and all powers and rights, including, without limitation, the right to foreclose or otherwise realize upon any Collateral subject to its security interest, in such order and in such manner as they shall determine in their sole business judgment, all without the necessity of obtaining any consent or approval of any other party.
2.    Each of the Debtor and each Subordinate Creditor as to itself (and not the other Subordinate Creditors) severally warrants and represents to the Senior Creditors that such Subordinate Creditor has not made any prior transfer or assignment of the Subordinate Debt or any interest therein; and that such Subordinate Creditor has not assigned or granted a security interest in the Subordinate Debt nor permitted any other Person to file any financing statement in relation thereto (other than, for the avoidance of doubt, the filing of UCC financing statements by the Subordinate Creditors naming the Debtor as the debtor therein). Each Subordinate Creditor waives any and all notice of the acceptance of this agreement or the creation, renewal, extension or accrual, present or future, of any of the Senior Liabilities, or of the reliance of the Senior Creditors on this Agreement. Each Subordinate Creditor consents that, without notice to or further consent by any Subordinate Creditor, the liability of the Parent or of any other party for or upon the Senior Liabilities may from time to time, in whole or in part, be renewed, extended, modified, accelerated, compounded or released by the Senior Creditors, as they may deem advisable, that any collateral and/or security interest for the Senior Liabilities (or any of them), may from time to time, in whole or in part, be exchanged, sold or surrendered by the Senior Creditors, as they may deem advisable, and that any deposit, balance or balances to the credit of the Parent may, from time to time, in whole or in part, be surrendered or released by the Senior Creditors, as they may deem advisable, all without impairing or in any way affecting the subordination contained in this Agreement.
3.    Each Subordinate Creditor hereby transfers and assigns to the Agent for the ratable benefit of the Senior Creditors and grants to the Agent for the ratable benefit of the Senior Creditors a present and continuing security interest in all of the Subordinate Debt. Such security interest shall secure all of the Subordinate Creditors’ obligations hereunder. Each Subordinate Creditor and Debtor hereby agree that after the occurrence and during the continuance of any “Event of Default” under Section 6.01(e) of the Subordinate Credit Agreement, the Agent shall have full right, in its own name or in the name of the Subordinate Creditors, to collect and enforce the Subordinate Debt by legal actions, to file proof of claim in bankruptcy, reorganization, arrangement or other liquidation proceedings, and to vote in any such proceeding. The Agent and each of its officers and employees are hereby irrevocably constituted attorneys in fact for the Subordinate Creditors for the purpose of such enforcement, and in connection with such enforcement, for the purpose of endorsing, in the name of the Subordinate Creditors, any instrument for the payment of money relating to the Subordinate Debt. Each Subordinate Creditor will receive as trustee for the Agent, and pay to the Agent forthwith upon receipt thereof, any amounts which such Subordinate Creditor may receive from the Debtor on account of the Subordinate Debt (other than Permitted Payments) prior to the Satisfaction of Senior Liabilities.
4.    Each of the Subordinate Creditors and the Debtor represents and agrees that each of the Subordinated Loan Documents does and shall contain on its face the following legend:
“THIS INSTRUMENT AND ALL THE OBLIGATIONS, RIGHTS, TERMS AND PROVISIONS HEREUNDER, ARE SUBORDINATED PURSUANT TO, AND SUBJECT IN ALL RESPECTS TO, THE TERMS AND PROVISIONS OF THE AGREEMENT OF SUBORDINATION DATED AS OF AUGUST 28, 2017 AMONG GOLDLINE ACQUISITION CORP., EACH SUBORDINATE CREDITOR PARTY THERETO AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS AGENT, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.”
5.    The terms “Debtor” and “Subordinate Creditors” as used throughout this Agreement shall include the individual, company, association, partnership, limited liability company or corporation named herein as the Debtor and any Subordinate Creditor, respectively, and (a) any Person which is a successor, individual or individuals, company, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Debtor or any Subordinate Creditor, as the case may be, shall have been transferred, (b) in the case of the Debtor or any Subordinate Creditor which is a partnership or limited liability company, any new partnership or limited liability company which shall have been created by reason of the admission of any new partner or partners, member or members therein or the dissolution of any existing partnership or limited liability company by the death, resignation or other withdrawal of any partner or member, and (c) in the case of a corporate or limited liability company Debtor or Subordinate Creditor, any other entity, corporation or limited liability company into, with, or by which the Debtor or any Subordinate Creditor, as the case may be, shall have been merged, consolidated, reorganized, purchased or absorbed.
6.    The Debtor agrees to render to the Agent upon demand, from time to time, statements of the Subordinate Debt and will give the Agent access to its books for the purpose of examining the state of the accounts of the Subordinate Creditors with the Debtor.
7.    This Agreement shall be binding on the Debtor and the Subordinate Creditors and their heirs, personal representatives, executors, trustees, successors and assigns and shall inure to the benefit of the Senior Creditors and their respective successors and assigns. Neither the Debtor nor any Subordinate Creditor shall assign any of its rights or obligations under this Agreement, without the prior written consent of the Agent, and any purported assignment without such consent shall be void and of no force or effect.
8.    The Agent is hereby authorized to execute and file with or without the signature of any Subordinate Creditor financing statements covering all or any part of the Subordinate Debt and property which are assigned to the Agent under Section 3 of this Agreement on behalf of and at the expense of the Debtor.
9.    This Agreement is a continuing agreement and shall remain in full force and effect until the earlier of: (i) the indefeasible repayment in full of the Subordinate Debt by the Permitted Payments, or (ii) Satisfaction of Senior Liabilities.
10.    The Secured Creditors may enforce any remedy with respect to this Agreement or any security therefor whether or not the Secured Creditors shall have first pursued their remedies in respect of the Senior Liabilities. Each Subordinate Creditor hereby waives all presentment for payment, protest and notice of non-payment and protest of negotiable instruments to which such Subordinate Creditor may be a party. The Debtor hereby agrees to pay the Agent, on demand, all expenses of any kind, including reasonable and documented counsel fees, which the Agent may incur in enforcing any of its rights hereunder; provided, however, such expenses of the Agent incurred in connection with an enforcement action as between or among the Senior Creditors and any Subordinate Creditor shall be paid by such Subordinate Creditor to the extent that such Subordinate Creditor shall have been determined by a final non-appealable judgment of a court of competent jurisdiction to have breached its obligations hereunder.
11.    EACH OF THE SUBORDINATE CREDITORS AND THE DEBTOR WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET AGAINST THE AGENT OR THE OTHER SENIOR CREDITORS OF ANY NATURE AND DESCRIPTION IN ANY LITIGATION ARISING OUT OF OR RELATING TO THE SUBORDINATE DEBT OR THIS AGREEMENT.
12.    Prior to the Satisfaction of the Senior Liabilities, in the event that the Debtor makes an assignment for the benefit of creditors, or any proceedings are commenced by or against the Debtor under any bankruptcy, reorganization, readjustment of debt, arrangement, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect, then and in any such event and at any time thereafter, each Subordinate Creditor shall, upon the written request of the Agent, prove, enforce, and endeavor to obtain payment of all Subordinate Debt at the time existing, and will turn over to the Agent in precisely the form received any payment or distribution of any kind or character which shall be payable upon or with respect to any such Subordinate Debt for application to the payment of any Senior Liabilities at the time existing. In the event that any Subordinate Creditor shall fail to take the action requested by the Senior Creditors, the Senior Creditors may, as attorney in fact for such Subordinate Creditor, take such action on behalf of such Subordinate Creditor, but for the use and benefit of the Senior Creditors, and each Subordinate Creditor hereby appoints the Senior Creditors as attorney in fact for such Subordinate Creditor to demand, sue for, collect and receive every such payment and distribution and give acquittance therefor and to file claims and to take such other proceedings in the Senior Creditors’ own names or in the name of such Subordinate Creditor or otherwise and to vote, give consent and take any other steps with regard thereto, all as the Senior Creditors may deem necessary or advisable for the enforcement of this Agreement; and each Subordinate Creditor will execute and deliver to the Agent such other and further powers of attorney, assignments or other instruments as may be requested by the Senior Creditors in order to enable the Senior Creditors to enforce any and all claims upon or with respect to the Subordinate Debt at the time existing and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to such Subordinate Debt. Without limiting the foregoing, in the event that the Debtor makes an assignment for the benefit of creditors, or any proceedings are commenced by or against the Debtor under any bankruptcy, reorganization, readjustment of debt, arrangement, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect, any payment or distribution of assets of the Debtor of any kind or character, whether in cash, property or securities, by set‑off or otherwise, to which any Subordinate Creditor would be entitled in respect of the Subordinate Debt but for the provisions of this Agreement, including any such payment or distribution that may be payable or deliverable by reason of the payment of any indebtedness subordinated to the Subordinate Debt, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Senior Creditors (and each Subordinated Creditor hereby authorizes each such payor to pay over to the Agent, upon demand by the Senior Creditors, all such payments or distributions without the necessity of any inquiry as to the status or balance of the Senior Liabilities, and without further notice to or consent of any Subordinate Creditor) (and in furtherance of the foregoing, in the event the Debtor is subject to any bankruptcy, reorganization, readjustment of debt, arrangement, dissolution, receivership, liquidation, insolvency or similar proceeding, with the result that the Debtor is excused from the obligation to pay all or part of the interest, fees, expenses or other amounts otherwise payable in respect of the Senior Liabilities during the period subsequent to the commencement of such proceeding, each Subordinate Creditor agrees that all or such part of such interest, fees, expenses or other amounts, as the case may be, shall be payable out of, and to that extent diminish and be at the expense of, reorganization dividends or distributions in respect of the Subordinate Debt).
13.    This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws. Each of the Debtor and the Subordinate Creditors hereby agrees that any legal action or proceeding against the Debtor and/or the Subordinate Creditors with respect to this Agreement may be brought in the courts of the State of New York in The City of New York or of the United States of America for the Southern District of New York and appellate courts from any thereof, and, by execution and delivery hereof, each of the Debtor and the Subordinate Creditors accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Agent in writing, with respect to any action or proceeding brought by it against the Agent or any Lender and any questions relating to usury. Each of the Debtor and the Subordinate Creditors agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Agreement and, to the maximum extent permitted by law, waive any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens. Nothing herein shall limit the right of the Agent to bring proceedings against either the Debtor or the Subordinate Creditors in any other jurisdiction. Each of the Debtor and the Subordinate Creditors irrevocably consents to the service of process in any such legal action or proceeding by personal delivery or by the mailing thereof by the Agent by registered or certified mail, return receipt requested, postage prepaid, to its addresses specified in the records of the Agent, such service of process by mail to be deemed effective on the fifth day following such mailing. Each of the Debtor and the Subordinate Creditors agrees that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in any manner provided by law.
14.    AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF THE DEBTOR, THE SUBORDINATE CREDITORS AND THE AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS THE DEBTOR, THE SUBORDINATE CREDITORS OR THE AGENT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE DEBTOR, ANY SUBORDINATE CREDITOR OR ANY SENIOR CREDITOR WITH RESPECT TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO EXTEND CREDIT TO THE DEBTOR.
15.    This Agreement contains the entire agreement between the parties relating to the subject matter hereof, who have made no representations, warranties or promises, express or implied, relating to the subject matter hereof other than those contained herein. No change, modification, waiver or discharge of any of the obligations of the Debtor or of the Subordinate Creditors hereunder shall be effective unless in writing, signed by the Debtor, the Subordinate Creditors and the Agent.
16.    All payments made by the Subordinate Creditors hereunder shall be made to the Senior Creditors free and clear of, and without deduction or withholding for, any and all present and future taxes, levies, duties or withholdings of any kind which may be owing by the Subordinate Creditors with respect to such payments or, if any deduction or withholding for any such taxes, levies, duties or withholdings from any amount payable hereunder shall be legally required, such amount shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts payable under this paragraph), the Senior Creditors shall receive an amount equal to the amount which would have been received had no such deductions or withholdings been required. Without prejudice to the survival of any other agreement of the Subordinate Creditors hereunder, the agreements and obligations of the Subordinate Creditors contained in this Section shall survive the Satisfaction of Senior Liabilities.
17.    Each Subordinate Creditor as to itself and not any other Subordinate Creditor hereby represents, warrants and acknowledges as follows: (a) such Subordinate Creditor is an individual with a residence as reflected on its signature page hereto; (b) such Subordinate Creditor has the capacity to execute, deliver and perform this Agreement, and such execution, delivery and performance do not contravene any law or regulation or contractual restriction binding on or affecting such Subordinate Creditor, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of such Subordinate Creditor’s properties; (c) any authorization or approval or other action by, or notice to or filing with, any

Governmental Authority or regulatory body required for the due execution, delivery or performance by such Subordinate Creditor of this Agreement has been duly obtained or made and is in full force and effect, and copies of such authorizations, approvals, notices and filings have been furnished to the Agent; (d) this Agreement has been duly executed and delivered by such Subordinate Creditor and is the legal, valid and binding obligation of such Subordinate Creditor enforceable against such Subordinate Creditor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (e) such Subordinate Creditor is not subject to any Law which limits such Subordinate Creditor’s ability to execute, deliver and perform such Subordinate Creditor’s obligations under this Agreement; (f) there are no conditions precedent to the effectiveness of this Agreement as to such Subordinate Creditor that have not been satisfied or waived; (g) there is no pending or, to the best knowledge of such Subordinate Creditor, threatened action or proceeding affecting such Subordinate Creditor before any court, arbitrator or governmental agency, which purports to affect the legality, validity or enforceability of this Agreement; (h) such Subordinate Creditor has made an independent investigation of the Debtor and of the financial condition of the Debtor; and (i) none of the Senior Creditors have made any representations or warranties as to the income, expense, operation, finances or any other matter or thing affecting the Debtor nor has any Senior Creditor made any representations or warranties as to the amount or nature of the Senior Liabilities of the Debtor, nor has any Senior Creditor or any officer, agent or employee of any Senior Creditor or any representative thereof, made any other oral representations, agreements or commitments of any kind or nature, and such Subordinate Creditor hereby expressly acknowledges that no such representations or warranties have been made and such Subordinate Creditor expressly disclaims reliance on any such representations or warranties.
18.    NO CLAIM MAY BE MADE BY THE SUBORDINATE CREDITORS AGAINST ANY SENIOR CREDITOR OR THE AFFILIATES, DIRECTORS, PARTNERS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE SENIOR CREDITORS FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OBLIGATIONS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH SUBORDINATE CREDITOR HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
19.    All amounts payable to the Senior Creditors hereunder or otherwise recovered by the Agent hereunder shall be applied in accordance with Section 8.2 of the Credit Agreement to the same extent as if such amounts payable hereunder were proceeds of Collateral.
20.    The Agent hereby notifies each of the Subordinate Creditors that pursuant to the requirements of the USA Patriot Act, the Agent is required to obtain, verify and record information that identifies such Subordinate Creditor, which information includes the name and address of such Subordinate Creditor and other information that will allow the Agent to identify such Subordinate Creditor in accordance with the Patriot Act. “USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (as amended).
21.    The provisions of this Agreement are solely for the purpose of defining the relative rights of the Senior Creditors, on the one hand, and the Subordinate Creditors, on the other, against the Debtor and its assets, and nothing herein is intended to or shall impair or limit, as between the Debtor and the Subordinate Creditors, the obligations of the Debtor, which are absolute and unconditional, to pay to the Subordinate Creditors under the Subordinate Debt.
22.    This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.

GOLDLINE ACQUISITION CORP., as the Debtor

By:     /s/ Gregory N. Roberts
Name:     Gregory N. Roberts
Title:    Executive Chairman

[Signature Page to Parent Subordination Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent

By:     /s/ Paul Moisselin
Name:    Paul Moisselin
Title:    Vice President
By:     /s/ Jan Hendrik de Graaff
Name:    Jan Hendrik de Graaff
Title:    Managing Director

[Signature Page to Parent Subordination Agreement]